AGL Resources

LDC Challenges and Opportunities

2005 Natural Gas & Electric Utilities Conference

Paula Rosput Reynolds
Chairman, President and Chief Executive Officer

Important Note to Investors

Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, beliefs, expectations, intentions, strategies and projections reflected in or suggested by the forward-looking statements. Information concerning risks and uncertainties that could cause differences between actual results and forward-looking statements is contained in our filings with the Securities and Exchange Commission, including our Form 8-K of management's discussion of selected financial data for the year-ended December 31, 2004, filed with the commission on January 28, 2005, Form 8-K for the company's earnings release for the year ended December 31, 2004, filed with the commission on January 28, 2005, Form 10-Q for the quarter ended September 30, 2004, filed with the commission on October 27, 2004 and our Form 8-K filed with the commission on October 27, 2004. Caution should be taken for you not to place undue reliance on our forward-looking statements, which represent our views only as of the date of this presentation, and which we have no current intention to update.

The Value Proposition


Annual
Total Return
8-10+%
Organic Growth/Acquisition
2-3%
Base Business Growth
2-3%
Dividend Yield
4-5%

Fundamentals Form the Basis of Our Strategy

- LDC franchises are balkanized, under-managed, and under-utilize technology to drive productivity
- Acquisition of regulated franchises requires reasonable valuations
- Volatility is a reality – work with it
- Peak demand must be met with regional solutions

Premier East Coast Gas Operations

The Platform

- 2.2+MM customers – scale to succeed
- Florida to New Jersey geographic footprint
- Unique gas position across Eastern US

Key Benefits of NUI Acquisition

- Cost management and growth opportunities
- Diversified regulatory and weather footprint
- Expansion of regulated business platform
- Ability to optimize under-managed assets



Columbia Pipeline**
Saltville, VA Storage
Early Grove, VA Storage
East Tennessee Pipeline**
Sonat Pipeline**
Transco Pipeline**
Sequent
Jefferson Island Storage
Elizabethtown Gas
Elkton Gas
Virginia Natural Gas
Virginia Gas
Chattanooga Gas
Atlanta Gas Light
Florida City Gas

State	Customers (000s)
GA	1,528
NJ	260
VA	251
FL	102
TN	59
MD	5
Total	2,205

** Assets not owned by AGL

There Is Always Room For Improvement


O&M Cost/Customers
$60
$50
$40
$30
$20
$10
$0
Gas Industry Median
AGL Resources
Outsource Comparable


O&M Cost/Mile of Main
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Gas Industry Median
AGL Resources
Outsource Comparable


Meter Read Cost/Customer
$7
$6
$5
$4
$3
$2
$1
$0
Gas Industry Median
AGL Resources
Outsource Comparable


Customers/Employee
1600
1400
1200
1000
800
600
400
200
0
Gas Industry Median
AGL Resources
Outsource Comparable

Source: 2004 AGA Study using 2003 survey data

AGL Resources

Pay Me Now or Pay Me Later



Variation in Acquisition Valuation
Enterprise Value/EBITDA
12
10
8
6
4
2
0
LDCs (1997-2000)*
Pipelines (1997-2000)*
LDCs (2001-2004)*
Pipelines (2001-2004)*
TXU Gas
NUI

*Represents average EV/EBITDA for acquisitions during time period indicated.

Line of Sight to Earnings Accretion

WHAT WE HAVE LEARNED TO DATE

- Five executives terminated
- 64 employees notified of severance
- 276 additional employees scheduled for severance
- 352 employees reporting to centralized departments
- Bedminster office closed
- Leak call and customer complaint processes transitioned to AGL Customer Call Center
- Conversion of financial systems scheduled for 1st quarter 2005
- Full access to all corporate systems and data scheduled for 1st quarter 2005



2005 Breakeven EBITDA*
From Acquisitions
($MM)
$125
$100
$75
$50
$25
$0
$105*
38
28
15
24
Depreciation
Interest (5.0%)
Taxes (38.5%)
Net Income (10.7MM shares * $2.25)
EBITDA Breakeven
$105
8% of NUI's 2003 normalized non-fuel O&M
Synergies Needed
9
JISH
12
NUI 03 Normalized
84
NUI + JISH EBITDA

*EBITDA Breakeven Assumes:

- $900MM combined enterprise value of NUI and JISH
- Includes NUI's regulatory settlement cost ($26MM) but no transaction expenses
- $332MM of equity issued at $31.01
- Target of $2.25 '05 EPS (low side of '05 guidance)

AGL Resources

Volatility Is A Product of Resource Availability and Cost



Total Gulf of Mexico Production
Shelf Production
Total Gulf of Mexico production (OCS)
Shelf production began declining in 1997 at a rate of 7% per year.
By 2002, production additions from deepwater areas are unable to stop declines in total Gulf production.
LAST FLING FOR GULF OF MEXICO
Source: Minerals Management Service (MMS)
Gulf of Mexico Production (Bcf)
Year
0
1000
2000
3000
4000
5000
6000
1965
1966
1967
1968
1969
1970
1971
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002

AGL Resources

Jefferson Island: An Annuity with Opportunity

- Salt-cavern storage 10 miles northeast of Henry Hub; working gas capacity of 6.9 Bcf
- Facility was accretive to earnings from day one -- $3 million EBIT contribution in 2004
- Expanding inventory cycle from 10- to 12-turn; capital cost $9 million
- Evaluating economics of leaching third cavern; would add a minimum 5 Bcf additional working gas capacity
- Successfully subscribed 60% of former AEP capacity; currently marketing the balance
- Expect to be fully subscribed for the 2005-2006 winter season
- Strategically located asset – Gulf Coast proximity and pipeline interconnections put us clearly in the middle of LNG infrastructure expansion plans



Transcontinental Gas Pipeline Corp
Southern Natural Gas Co
Southern Natural Gas Co (SGNG)
IN
KY
WV
VA
NC
TN
SC
OK
AR
MS
AL
GA
TX
LA
FL
Henry Hub
JISH
Gulf of Mexico

AGL Resources, Mapping Services, July 2004

Sequent: Physical Logistics To Capitalize on Inherent Market Volatility


Volume
Sales Volume (Bcf/day)
2.5
2.0
1.5
1.0
0.5
1.4
1.8
2.1
2002
2003
2004


Value at Risk (VaR)
12-month average VaR (millions)
0.35
0.30
0.25
0.20
0.15
0.10
0.05
0.00
0.1
0.2
0.1
0.3
0.1
0.3
2002 *
2003
2004
1 Day VaR
10 Day VaR


Counterparties & Pipelines by Quarter
Active Counterparties
Number of Pipelines
300
250
200
150
100
50
0
3/31/01
6/30/01
9/30/01
12/31/01
3/31/02
6/30/02
9/30/02
12/31/02
3/31/03
6/30/03
9/30/03
12/31/03
3/31/04
6/30/04
9/30/04
12/31/04
Quarter Ended


Gross Margin
% of Total
37%
63%
65%
35%
Affiliated Asset Management
3rd Party Asset Management, Origination & Trading

Peak Demand Grows Faster Than Average

Declining Use Per Customer Masks The Challenge of Infrastructure Development



Natural Gas Use Per Residential Customer
Normalized Mcf per Year
120
100
80
60
40
20
0
1980
1990
2001
2010
2020

Patterns in Residential Natural Gas Consumption, 1980-2001. American Gas Association, May 28, 2004



Compound Annual Growth Rate of Gas Consumed
(Residential and Commercial Customers)
Percent
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
Since 1973, winter load (Dec-Feb) is growing more than twice as fast as annual load
0.33
0.80
Annual Growth
Winter Growth

Peaking Projects Underway



Elba Island LNG
LNG Plant
AGLC Purchased
Southern Natural Gas Co
Transcontinental Gas Pipeline Corp
Macon Peaking Pipeline
Old Colonial Line
Limited Access Highway
Proposed AGLC Pool Groups
Atlanta
Augusta
Brunswick
Ex-Atl. SNG
Ex-Atl. Transco
Macon
Rome
Savannah
Valdosta
Cherokee LNG
Riverdale LNG
Macon LNG
Elba Island LNG

Southern Natural Gas Pipeline Purchase (Georgia)

- 250 miles of pipe for $32.5 million
- Improves Macon-to-Atlanta LNG deliverable capacity and reliability
- Closing expected by April 30, 2005

Pivotal Propane of Virginia

- Improves system reliability and serves peak demand
- Rates allow capital recovery at 10.9% ROE
- $30 million capital cost at completion
- Full service completion expected by March 1, 2005
- Potential for expansion



DC
Cove Point LNG
VNG Propane
Pivotal Propane



AGL Resources

ATG: A Track Record of Delivering on Promises

Proven Track Record of Solid Earnings Growth and Dividend Payout…


Dividend Payout Ratio+
LDC average payout ratio (67%)
75%
70%
65%
60%
55%
50%
45%
40%
$1.25
$1.20
$1.15
$1.10
$1.05
$1.00
65%
59%
57%
50%
55%
$1.08
$1.08
$1.12
$1.16
$1.24
2001A
2002A
2003A
2004A
2005E
Dividend Payout Ratio
Dividend


Historical Total Return
Price Appreciation.
Dividend Yield
150%
100%
50%
0%
19%
15%
47%
36%
62%
44%
141%
88%
ATG
Peers
ATG
Peers
ATG
Peers
ATG
Peers
2004
2 Years
3 Years
5 Years


Core Earnings Per Share*
$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.36
$1.54
$1.84
$1.95
$2.18
$2.35
$2.25
2000
2001
2002
2003
2004
2005P

+2005 EPS based on lower end of earnings guidance - $2.25

AGL Resources

Line of Sight to Significantly Improved Cash Flow

A Strong Long-term Outlook Due to the Completion of PRP and ERC Rider Programs


($MM)
$500
$400
$300
$200
$100
$0
'05-'09 FFO
CAGR = 8%
FFO
2003: 45, 36, 113, 70
2004P: 81, 40, 194, 75
2005P: 45, 20, 27, 201, 80
2006P: 81, 25, 150, 90
2007P: 81, 25, 150, 91 *
2008P: 80, 25, 150, 92 *
2009P: 25, 150, 93
Excess cash available for debt pay-down, dividend increases or growth initiatives
Cash Outflows
PRP
ERC
NUI
Other CapEx
Dividends

*Assumes no dividend increase

AGL Resources